UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Revolving Credit Facility

On November 30, 2016, Sonic Automotive, Inc. (the “Company”) entered into a Fourth Amended and Restated Credit Agreement with Bank of America, N.A., as administrative agent and swing line lender, Bank of America, N.A., Mercedes-Benz Financial Services USA LLC, BMW Financial Services NA, LLC, Toyota Motor Credit Corporation, JPMorgan Chase Bank, N.A., Comerica Bank, VW Credit, Inc., U.S. Bank, National Association, Wells Fargo Bank, National Association, World Omni Financial Corp., American Honda Finance Corporation, Capital One, N.A., MassMutual Asset Finance LLC, PNC Bank, National Association and TD Bank, N.A., as lenders, and Bank of America, N.A. and Wells Fargo Bank, National Association, as letter of credit issuers (the “Revolving Facility”). The Revolving Facility matures on November 30, 2021.

The Revolving Facility amended and restated the Third Amended and Restated Credit Agreement, dated as of July 23, 2014, among the Company, Bank of America, N.A., as administrative agent and swing line lender, Bank of America, N.A., Mercedes-Benz Financial Services USA LLC, BMW Financial Services NA, LLC, Toyota Motor Credit Corporation, Comerica Bank, JPMorgan Chase Bank, N.A., U.S. Bank, National Association, Wells Fargo Bank, National Association, VW Credit, Inc., World Omni Financial Corp., Capital One, N.A. and Bank of the West, as lenders, and Bank of America, N.A. and Wells Fargo Bank, National Association, as letter of credit issuers.

The Revolving Facility has a borrowing limit of $250 million, which may be expanded up to $300 million in total credit availability upon satisfaction of certain conditions. The Revolving Facility is available for acquisitions, capital expenditures, working capital and general corporate purposes. The amount available for borrowing under the Revolving Facility is reduced on a dollar-for-dollar basis by the aggregate face amount of any outstanding letters of credit under the Revolving Facility and is subject to compliance with a borrowing base. The borrowing base is calculated based on the value of eligible accounts, eligible inventory, eligible equipment and certain eligible real estate designated by the Company. Amounts outstanding under the Revolving Facility bear interest at (i) a specified percentage above LIBOR (as defined in the Revolving Facility), ranging from 1.50% to 2.75% per annum according to a performance-based pricing grid determined by the Company’s Consolidated Total Lease Adjusted Leverage Ratio (as defined in the Revolving Facility) as of the last day of the immediately preceding fiscal quarter (the “Performance Grid”), or (ii) a specified percentage above the Base Rate (as defined in the Revolving Facility), ranging from 0.50% to 1.75% per annum according to the Performance Grid. In addition, there is a quarterly commitment fee payable by the Company on the unused portion of the Revolving Facility, ranging from 0.25% to 0.50% per annum according to the Performance Grid. The Revolving Facility also provides for a quarterly letter of credit fee payable by the Company on the outstanding letters of credit under the Revolving Facility, ranging from 1.375% to 2.625% per annum according to the Performance Grid.

In connection with the Revolving Facility, the Company, its subsidiaries or its affiliates, as applicable, entered into various collateral documents. These documents include an amended and restated security agreement, an amended and restated escrow and security agreement and an amended and restated securities pledge agreement (the “Collateral Documents”) with Bank of America, N.A., as administrative agent. Under the Collateral Documents, outstanding obligations under the Revolving Facility are secured by a pledge of substantially all of the Company’s personal property and the personal property of substantially all of the Company’s domestic subsidiaries. The Collateral Documents also provide for the pledge of the franchise agreements and stock or equity interests of the Company’s dealership franchise subsidiaries, except for those dealership franchise subsidiaries where the applicable manufacturer prohibits such a pledge, in which cases the stock or equity interests of the dealership franchise subsidiary is subject to an escrow arrangement with the administrative agent. Substantially all of the Company’s domestic subsidiaries also guarantee the Company’s obligations under the Revolving Facility under the terms of an amended and restated subsidiary guaranty agreement with Bank of America, N.A., as administrative agent, entered into in connection with the Revolving Facility.

The Revolving Facility contains certain negative covenants, including covenants which could restrict or prohibit indebtedness, liens, payment of dividends and other restricted payments, capital expenditures and material dispositions and acquisitions of assets, as well as other customary covenants and default provisions. Financial covenants include required specified ratios (as each is defined in the Revolving Facility) of:

Covenant
Consolidated Liquidity Ratio	Consolidated Fixed Charge Coverage Ratio	Consolidated Total Lease Adjusted Leverage Ratio
Not less than 1.05 to 1.00	Not less than 1.20 to 1.00	Not more than 5.75 to 1.00

The Revolving Facility contains events of default, including cross-defaults to other material indebtedness, change of control events and events of default customary for syndicated commercial credit facilities. Upon the occurrence of an Event of Default (as defined in the Revolving Facility), the Company could be required to immediately repay all outstanding amounts under the Revolving Facility.

Syndicated Floorplan Facility

On November 30, 2016, the Company and certain of its subsidiaries also entered into a Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement with Bank of America, N.A., as administrative agent, new vehicle swing line lender and used vehicle swing line lender, and Bank of America, N.A., JPMorgan Chase Bank, N.A., U.S. Bank, National Association, Mercedes-Benz Financial Services USA LLC, Wells Fargo Bank, National Association, Comerica Bank, Capital One, N.A., American Honda Finance Corporation, MassMutual Asset Finance LLC, PNC Bank, National Association, TD Bank, N.A., Toyota Motor Credit Corporation and VW Credit, Inc., as lenders (the “Floorplan Facility”). The Floorplan Facility is comprised of a new vehicle revolving floorplan facility in an amount up to $800 million (the “New Vehicle Floorplan Facility”) and a used vehicle revolving floorplan facility in an amount up to $215 million, subject to compliance with a borrowing base (the “Used Vehicle Floorplan Facility”). The Company may, under certain conditions, request an increase in the Floorplan Facility by up to $250 million, which shall be allocated between the New Vehicle Floorplan Facility and the Used Vehicle Floorplan Facility as the Company requests, with no more than 30% of the aggregate commitments allocated to the commitments under the Used Vehicle Floorplan Facility. The Floorplan Facility matures on November 30, 2021.

The Floorplan Facility amended and restated the Second Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement, dated as of July 23, 2014, among the Company, certain of its subsidiaries, Bank of America, N.A., as administrative agent, new vehicle swing line lender and used vehicle swing line lender, and Bank of America, N.A., JPMorgan Chase Bank, N.A., U.S. Bank, National Association, Wells Fargo Bank, National Association, Mercedes-Benz Financial Services USA LLC, Comerica Bank, Capital One, N.A., Bank of the West, VW Credit, Inc. and Toyota Motor Credit Corporation, as lenders.

The New Vehicle Floorplan Facility provides availability to finance new vehicle inventory pursuant to borrowing requests or new vehicle drafts presented by specific vehicle manufacturers or distributors. The Used Vehicle Floorplan Facility provides availability to finance the acquisition of used vehicle inventory and other working capital, capital expenditures and general corporate purposes. Amounts outstanding under the New Vehicle Floorplan Facility bear interest at an annual rate equal to (i) 1.25% above LIBOR (as defined in the Floorplan Facility) or (ii) 0.25% above the Base Rate (as defined in the Floorplan Facility). In addition, there is a quarterly commitment fee payable by the Company on the unused portion of the New Vehicle Floorplan Facility equal to 0.15% per annum. Amounts outstanding under the Used Vehicle Floorplan Facility bear interest at an annual rate equal to (a) 1.50% above LIBOR or (b) 0.50% above the Base Rate. In addition, there is a quarterly commitment fee payable by the Company on the unused portion of the Used Vehicle Floorplan Facility equal to 0.15% per annum.

Under the terms of the amended and restated security agreement and the amended and restated guaranty agreements, each entered into by the Company and certain of its subsidiaries in connection with the Floorplan Facility, outstanding obligations under the Floorplan Facility are guaranteed by the Company and certain of its subsidiaries and are secured by a pledge of substantially all of the personal property of certain of the Company’s domestic subsidiaries, subject to the same limitations as are contained in the Revolving Facility with respect to the pledging of franchise agreements and stock or equity interests of applicable Company dealership franchise subsidiaries where such pledges are prohibited by the applicable manufacturer.

The Floorplan Facility contains certain negative covenants, including covenants which could restrict or prohibit indebtedness, liens, payment of dividends and other restricted payments, capital expenditures and material dispositions and acquisitions of assets, as well as other customary covenants and default provisions. Financial covenants include required specified ratios (as each is defined in the Floorplan Facility) of:

Covenant
Consolidated Liquidity Ratio	Consolidated Fixed Charge Coverage Ratio	Consolidated Total Lease Adjusted Leverage Ratio
Not less than 1.05 to 1.00	Not less than 1.20 to 1.00	Not more than 5.75 to 1.00

The Floorplan Facility contains events of default, including cross-defaults to other material indebtedness, change of control events and events of default customary for syndicated commercial credit facilities. Upon the occurrence of an Event of Default (as defined in the Floorplan Facility), the Company could be required to immediately repay all outstanding amounts under the Floorplan Facility.

Certain of the lenders under the Revolving Facility are also parties to the Floorplan Facility and/or various floorplan arrangements with the Company and its subsidiaries. The Company and its affiliates also have commercial banking, investment banking, mortgage financing, retail lending and other lending relationships with certain of the lenders under the Revolving Facility, the Floorplan Facility and the separate floorplan credit arrangements, and/or affiliates of such lenders. For some of these lending arrangements for the benefit of certain affiliates of the Company, the particular lending arrangement is secured by the Company’s common stock held by the particular affiliate. The Company has also entered into derivative transactions with certain of the lenders under the Revolving Facility and the Floorplan Facility or their affiliates, including interest rate swaps.

The foregoing summary of certain terms of the Revolving Facility and the Floorplan Facility and the various ancillary agreements entered into in connection with the Revolving Facility and the Floorplan Facility does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreements, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2016.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated by reference into this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

Date: December 5, 2016	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel